UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 16, 2024

Date of Report (Date of earliest event reported)

DBV Technologies S.A.

(Exact name of registrant as specified in its charter)

France	001-36697	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

107 avenue de la République
92320 Châtillon France	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +33 1 55 42 78 78

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, nominal value €0.10 per share	n/a	The Nasdaq Stock Market LLC*
American Depositary Shares, each representing one- half of one ordinary share, nominal value €0.10 per share	DBVT	The Nasdaq Stock Market LLC

*	Not for trading, but only in connection with the listing of the American Depositary Shares on The Nasdaq Stock Market LLC.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 16, 2024, in connection with the shareholder vote at the Annual General Meeting (as defined below), the shareholders of DBV Technologies S.A. (the “Company”) amended the Company’s bylaws (statuts), effective immediately.

Article 3 of the bylaws has been amended to change the location of the registered office of the Company to 107, avenue de la République, 92320 Châtillon, France.

The foregoing description is qualified in its entirety by reference to the full text of the bylaws, the English translation of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 16, 2024, the Company held its Annual Combined Meeting of Shareholders (“Annual General Meeting”). At the Annual General Meeting, the Company’s shareholders voted on the thirty-eight proposals set forth below. The voting results with respect to each matter voted upon at the Annual General Meeting are set forth below. A more detailed description of each proposal is set forth in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 26, 2024.

Within the authority of the Ordinary Shareholders’ Meeting:

1.	The resolution approving the annual financial statements for the year ended December 31, 2023 was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
48,615,010	109,973	203,520

2.	The resolution approving the consolidated financial statements for the year ended December 31, 2023 was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
48,614,960	109,973	203,570

3.	The resolution allocating income for the year ended December 31, 2023 was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
48,674,806	55,992	197,705

4.	The resolution allocating the accumulated deficit to the “Additional paid-in capital” was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
48,737,275	66,542	124,686

5.	The resolution regarding the statutory auditors’ special report on regulated agreements and acknowledgement of the absence of new regulated agreements was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
48,765,663	57,568	105,272

6.	The resolution renewing Ms. Adora Ndu as director was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
39,165,811	9,633,423	129,269

7.	The resolution renewing Ms. Julie O’Neill, as director was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
39,248,276	9,635,652	44,575

8.	The resolution renewing Ms. Danièle Guyot-Caparros, as director was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
48,659,861	139,373	129,269

9.	The resolution renewing Mr. Ravi M. Rao, as director was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
39,165,671	9,633,296	129,536

10.

The resolution approving the information set out in section I of Article L.22-10-9 of the French Commercial Code on the compensation of corporate officers for the year ended December 31, 2023, was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
48,279,116	539,288	110,099

11.

The resolution approving the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended December 31, 2023, to Mr. Michel de Rosen, Chairman of the Board of Directors was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
48,208,598	603,413	116,492

12.

The resolution approving the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended December 31, 2023, to Mr. Daniel Tassé, Chief Executive Officer was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
38,730,052	10,080,616	117,835

13.	The resolution regarding the advisory opinion on the compensation of named executive officers other than the Chief Executive Officer was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
38,737,226	10,045,250	146,027

14.	The resolution approving the compensation policy for the Chairman of the Board of Directors for the year ending December 31, 2024, was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
38,705,573	10,104,252	118,678

15.	The resolution approving the compensation policy for the Directors for the year ending December 31, 2024, was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
38,706,847	10,101,653	120,003

16.	The resolution approving the compensation policy for the Chief Executive Officer and Deputy Chief Executive Officer for the year ending December 31, 2024, was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
38,707,560	10,105,744	115,199

17.

The resolution authorizing the Board of Directors to buy back company shares on the Company’s behalf pursuant to Article L.22-10-62 of the French Commercial Code was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
48,618,236	175,386	134,881

Within the authority of the Extraordinary Shareholders’ Meeting:

18.

The resolution delegating powers the Board of Directors for the company to cancel the shares bought back pursuant to Article L.22-10-62 of the French Commercial Code was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
48,563,410	250,318	114,775

19.

The resolution authorizing a reverse split of the Company’s shares by allocation of one new share with a par value of €1 for ten (10) existing shares with a par value of €0.10 each and delegating powers to the Board of Directors for the purpose of implementing the reverse split was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
46,556,628	2,345,690	26,185

20.

The resolution delegating powers to the Board of Directors to issue ordinary shares and/or equity securities giving access to other equity securities or to the allocation of debt securities and/or securities giving access to ordinary shares with pre-emptive rights was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
36,851,342	12,055,219	21,942

21.

The resolution delegating powers to the Board of Directors to issue ordinary shares and/ or equity securities giving access to other equity securities or to the allocation of debt securities, and/or securities giving access to equity securities to be issued, without pre-emptive rights, by means of a public offer (excluding the offers set out in paragraph 1 of Article L.411-2 of the French Monetary and Financial Code), and/or as consideration for securities in the context of a public exchange offer was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
36,760,919	12,133,050	34,534

22.

The resolution delegating powers to the Board of Directors to issue ordinary shares and/ or equity securities giving access, as the case may be, to equity securities or to the allocation of debt securities (of the Company or a group company), and/or securities giving access to ordinary shares (of the Company or a group company), without pre-emptive rights, by means of a public offer referred to in paragraph 1 of Article L.411-2 of the French Monetary and Financial Code was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
36,735,350	12,133,709	59,444

23.

The resolution authorizing, in the event of an issue without pre-emptive rights, to set the issue price according to the terms set by the General Meeting, within a limit provided by applicable laws and regulations was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
36,713,493	12,154,489	60,521

24.

The resolution delegating powers to the Board of Directors to issue ordinary shares, giving, as the case may be, access to ordinary shares or the allocation of debt securities (of the Company or a group company) and/or securities giving access to ordinary shares (of the Company or a group company), with pre-emptive subscription rights waived in favor of a category of persons meeting specified characteristics was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
36,692,418	12,189,126	46,959

25.

The resolution delegating powers to the Board of Directors to decide on the issue of ordinary shares to be issued immediately or in the future by the Company, with pre-emptive subscription rights waived in favor of a category of persons meeting specified characteristics within the framework of an equity financing agreement on the United States stock market known as “At-The-Market” or “ATM Program” was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
36,659,022	12,196,387	73,094

26.

The resolution delegating powers to the Board of Directors, in the case of a capital increase with existing shareholders’ preferential subscription rights maintained or waived, to increase the number of shares to be issued in the event of excess demand for subscriptions was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
36,672,027	12,197,114	59,362

27.

The resolution delegating powers to the Board of Directors to increase the capital by means of the issue of ordinary shares and/or securities giving access to the capital, up to the limit determined by applicable laws and regulations at the time of the capital increase, in consideration for contributions in kind of securities or securities giving access to the capital was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
46,237,528	2,655,815	35,160

28.

The resolution delegating powers to the Board of Directors for the purpose of deciding on any operation of merger-absorption, demerger, or partial contribution of assets was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
36,818,542	12,040,366	69,595

29.

The resolution delegating powers to the Board of Directors to issue ordinary shares giving, as the case may be, access to ordinary shares or to the allocation of debt securities (of the Company or of a Group company), and/or securities giving access to ordinary shares (of the Company or of a Group company), in the context of an operation of merger, demerger or partial contribution of assets decided by the Board of Directors pursuant to the delegation referred to in the twenty-eighth resolution was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
36,621,103	12,153,188	154,212

30.

The resolution regarding the overall limit on the maximum authorized amounts set under the resolutions twenty-first, twenty-second, twenty-fourth, twenty-fifth, twenty-sixth, twenty-seventh and twenty-ninth resolutions was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
46,319,693	2,527,723	81,087

31.	The resolution delegating powers to the Board of Directors to increase the capital by means of the incorporation of reserves, profits and/or premiums was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
46,413,840	2,463,213	51,450

32.

The resolution delegating powers to the Board of Directors to increase the capital by the issue of ordinary shares and/or securities giving access to the capital, with pre-emptive subscription rights waived in favor of the members of a company savings plan pursuant to Articles L.3332-18 and seq. of the French Labor Code was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
45,710,532	3,129,710	88,261

33.

The resolution delegating powers to the Board of Directors to issue stock warrants (BSA), subscription and/or acquisition of new and/or existing stock warrants (BSAANE) and/or subscription and/or acquisition of new and/or existing redeemable stock warrants (BSAAR) with pre-emptive subscription rights waived in favor of a category of persons was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
36,647,492	12,188,903	92,108

34.

The resolution authorizing the Board of Directors to allocate for free existing and/or to be issued shares to employees and/or certain corporate officers of the company or related companies or economic interest groups was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
36,663,474	12,156,720	108,309

35.

The resolution authorizing the Board of Directors to grant options to subscribe and/or purchase shares (stock options) to employees and/or certain officers of the Company or related companies or economic interest groups was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
36,658,650	12,161,852	108,001

36.	The resolution regarding ratification of the headquarters’ transfer decided by the Board of Directors was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
48,602,994	130,561	194,948

37.	The resolution regarding the consequential amendment of Article 3 of the Company’s by-laws was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
48,533,832	183,383	211,288

Within the authority of the Ordinary Shareholders’ Meeting:

38.	The resolution regarding powers to complete formalities was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
48,718,712	158,564	51,227

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated By-laws (statuts) of DBV Technologies S.A. (English Translation)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2024	DBV TECHNOLOGIES S.A.

	By:	/s/ Virginie Boucinha
	Name:	Virginie Boucinha
	Title:	Chief Financial Officer